UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 9, 2004

BAD TOYS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	00-50059	94-3371514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2344 Woodridge Avenue Kingsport, Tennessee	37664
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(423) 247-9560

Bad Toys, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in Part II, Item 5 of the Quarterly Report on Form 10-QSB, filed by the Registrant with the Securities and Exchange Commission (the “Commission”) on August 23, 2004 (the “Original Filing”), on August 9, 2004, the Registrant acquired 19,990,000 of the issued and outstanding shares of the common capital stock, $.001 par value per share, of American Eagle Manufacturing Co., a Nevada corporation maintaining manufacturing and administrative offices at 2052 Corte Del Nogal, Carlsbad, California 92009 (the “Shares”) (“American Eagle”) from Don R. Logan and Barrie Logan (collectively, the “Seller”). American Eagle is engaged in the manufacture and sale of custom motorcycles. The purchase price for the Shares was $4,250,000, minus the adjustment amount (as described in the Stock Purchase Agreement).

This Current Report on Form 8-K amends the Original Filing to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of American Eagle, including the consolidated balance sheets and the related consolidated statements of income, stockholders’ equity and cash flows for the years ended June 30, 2004 and 2003, required to be filed pursuant to Item 9.01(a) of Form 8-K, are filed as part of this Current Report on Form 8-K as Exhibit 99.3.

(b)	Pro forma financial information.

The accompanying unaudited pro forma Balance Sheet as of June 30, 2004 and Statements of Operations for the six months ended June 30, 2004 and for the year ended December 31, 2003 are presented as if the acquisition of American Eagle had occurred as of January 1, 2003. Although the Registrant and American Eagle have different fiscal year ends, the American Eagle historical statements of operations have been adjusted to reflect the same periods as the Registrant. The adjustments to the American Eagle historical financial statements include those required to compile the four consecutive fiscal quarters that correspond to the Registrant’s fiscal year ended December 31, which differs from American Eagle’s fiscal year ended June 30. The presentation of the American Eagle historical financial statements for the six months ended June 30, 2004 also required adjustments to compile the two consecutive fiscal quarters that correspond to the Registrant’s.

The unaudited pro forma financial information is not necessarily indicative of what the Registrant’s consolidated results of operations actually would have been had the acquisition been completed as of January 1, 2003. Additionally, the unaudited pro forma financial information does not attempt to project the future results of operations of the Registrant combined with the American Eagle business. In the opinion of management, all significant adjustments necessary to reflect the effects of the acquisition have been made.

Bad Toys Holdings, Inc. and Subsidiaries

Pro Forma Consolidated Balance Sheet

June 30, 2004

	Historical			Pro Forma
	Bad Toys Holdings, Inc.	American Eagle Manufacturing Co.		Adjustments	Combined
	(Unaudited)	(Audited)
ASSETS
Current Assets

Cash	$17,189	$—		$—	$17,189
Accounts receivable	76,013	389,157		—	465,170
Inventory	289,009	673,166		—	962,175
Prepaid expenses	406,899	75,643		—	482,542

Total Current Assets	789,110	1,137,966		—	1,927,076

Property and Equipment

Property and equipment - net of depreciation	20,102	662,944		—	683,046

Other Assets
Investments	—	—	1	2,233,341	—
			2	(2,233,341)
Goodwill	—	—	2	1,716,538	1,716,538
Other assets	499,085	—		—	499,085
Trademarks & patents	—	25,354		—	25,354
Deposits	609	38,890		—	39,499

	499,694	64,244		1,716,538	2,280,476

	$1,308,906	$1,865,154		$1,716,538	$4,890,598

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities

Bank over drafts	$—	6,927		—	$6,927
Accounts payable	49,092	322,623		—	371,715
Wages payable	54,000	17,615		—	71,615
Accrued interest	—	40,250		—	40,250
Accrued warranty	—	15,000		—	15,000
Sales tax payable	1,520	—		—	1,520
Payroll taxes payable	72,312	4,356		—	76,668
Notes payable	10,500	760,000	1	616,670	1,387,170

Total Current Liabilities	187,424	1,166,771		616,670	1,970,865

Noncurrent Liabilities
Notes payable - officer	801,903	—		—	801,903
Notes payable - American Eagle purchase	—	—	1	366,671	366,671

	801,903	—		366,671	1,168,574

Equity
Preferred stock	818,888	—		—	818,888
Common stock	93,631	2,707	1	2,500	96,131
			2	(2,707)
Additional paid in capital	2,804,538	3,283,069	1	1,247,500	4,052,038
			2	(3,283,069)
Accumulated deficit	(3,397,478)	(2,587,393)		2,587,393	(3,397,478)

	319,579	698,383		551,617	1,569,579
Minority interest in Subsidiary	—	—	2	181,580	181,580

	319,579	698,383		733,197	1,751,159

	$1,308,906	$1,865,154		$1,716,538	$4,890,598

Bad Toys Holdings, Inc. and Subsidiaries

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

	Historical			Pro Forma
	Bad Toys Holdings, Inc.	American Eagle Manufacturing Co.		Adjustments	Combined
Revenues
Sales	$207,237	$—		$—	207,237
Cost of sales	215,072	—		—	215,072

Gross Profit	(7,835)	—		—	(7,835)

Costs and Expenses
Manufacturing	—	377,027		—	377,027
Marketing	—	181,875		—	181,875
General and Administrative	426,849	637,496		—	1,064,345

	426,849	1,196,398		—	1,623,247

Other Income and Expense	47,431	2,577		—	50,008

Minority interest in Subsidiary losses	—	—	3	(310,393)	(310,393)

Net Loss	$(387,253)	$(1,193,821)		$(310,393)	$(1,270,681)

Bad Toys Holdings, Inc. and Subsidiaries

Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2004

	Historical			Pro Forma
	Bad Toys Holdings, Inc.	American Eagle Manufacturing Co.		Adjustments	Combined
Revenues
Sales	$87,941	$310,375		$—	398,316
Cost of sales	100,268	421,490		—	521,758

Gross Profit	(12,327)	(111,115)		—	(123,442)

Costs and Expenses
Marketing	—	52,909		—	52,909
General and Administrative	901,690	434,538		—	1,336,228

	901,690	487,447		—	1,389,137

Other Income and Expense	3,162	2,198		—	5,360

Minority interest in Subsidiary losses	—	—	3	(155,055)	(155,055)

Net Loss	$(910,855)	$(596,364)		$(155,055)	$(1,352,164)

Adjustments to Pro Forma Consolidated Balance Sheet as of June 30, 2004 and Consolidated Statements of Operations for the Six Months Ended June 30, 2004 and the Year Ended December 31, 2003.

(1)	To record the Registrant’s investment in 74% of American Eagle Manufacturing, Co.
(2)	To eliminate the investment in subsidiary and record minority interest.
(3)	To record minority interest in loss of subsidiary.

Notes to Pro Forma Consolidated Balance Sheet and Statements of Operations

Note 1 – Description of American Eagle Manufacturing Co. Acquisition

On August 9, 2004, the Registrant acquired 19,990,000 of the issued and outstanding shares of the common capital stock, $.001 par value per share, of American Eagle Manufacturing Co., a Nevada corporation maintaining manufacturing and administrative offices at 2052 Corte Del Nogal, Carlsbad, California 92009 (the “Shares”) (“American Eagle”) from Don R. Logan and Barrie Logan (collectively, the “Seller”). American Eagle is engaged in the manufacture and sale of custom motorcycles. The purchase price for the Shares was $4,250,000, minus the adjustment amount (as described in the Stock Purchase Agreement). The pro forma statement entries reflect all know adjustments to the purchase price as of the date of this filing; however, the Registrant is continuing to perform physical, financial and market feasibility examinations, inspections and studies, which may result in a further adjustment to the purchase price. This transaction results in the recording of $1,716,538 of Goodwill as the result of this acquisition.

(c)	Exhibits.

*23.1 Consent of Pollard-Kelly Auditing Services, Inc.

99.1 Stock Purchase Agreement by and among Bad Toys, Inc., Don Logan and Barrie Logan dated as of August 9, 2004, previously filed with the Commission on August 23, 2004 as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-QSB, which is incorporated herein by reference.

99.2 First Addendum to the Stock Purchase Agreement by and among Bad Toys, Inc., Don Logan and Barrie Logan dated as of August 9, 2004, previously filed with the Commission on August 23, 2004 as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-QSB, which is incorporated herein by reference.

*99.3 Audited consolidated financial statements of American Eagle Manufacturing Co., including the consolidated balance sheets and the related consolidated statements of income, stockholders’ equity and cash flows for the years ended June 30, 2004 and 2003.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bad Toys Holdings, Inc. (Registrant)

Date: October 22, 2004	By:	/s/ Larry N. Lunan
Chief Executive Officer